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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 3, 2004

                          Third Wave Technologies, Inc.
            (Exact Name of Registrant as Specified in Its Charter)

Delaware                              000-31745              39-1791034
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

502 South Rosa Road
Madison, Wisconsin                                           53719
(Address of Principal Executive Offices)                     (Zip Code)

                                 (888) 989-2357
              (Registrant's Telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (CFR 240.13e-4(c))

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Item 5.02 Election of Director.

The Board of Directors of Third Wave Technologies, Inc. (the "Company") has elected Lionel Sterling to the Company's Board of Directors effective on August 31, 2004. The Board of Directors has not yet determined the committees of the Board to which Mr. Sterling will be named. The Company will file an amendment to this Form 8-K when such information becomes available.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THIRD WAVE TECHNOLOGIES, INC.

Date: September 3, 2004               By: /s/ John Comerford
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                                          Name: John Comerford
                                          Title: Vice President, General Counsel
                                                 and Secretary